UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 16, 2025
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities

On September 16, 2025, Wheeler Real Estate Investment Trust, Inc. (the “Company”) agreed to issue 253,000 shares of its common stock, $0.01 par value per share (the “Common Stock”) in the aggregate to two unaffiliated holders of the Company’s securities (together, the “Investors”) in separate exchanges for 11,000 shares of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) and 22,000 shares of the Company's Series B Convertible Preferred Stock (the “Series B Preferred Stock” and, together with the Series D Preferred Stock, the “Preferred Stock”) in the aggregate.

Each transaction involved the issuance of twenty three shares of Common Stock in exchange for two shares of Series B Preferred Stock and one share of Series D Preferred Stock. The settlement of the transactions occurred on September 16 and 17, 2025.

The Company did not receive any cash proceeds in these transactions, and the shares of the Preferred Stock exchanged have been retired and cancelled.

The Company issued the Common Stock to the Investors in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act on the basis that the issuance of Common Stock to the Investors constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid or given directly or indirectly for soliciting such transactions.

This Current Report on Form 8-K does not constitute an offer to exchange any securities of the Company for the Common Stock, the Series D Preferred Stock, the Series B Preferred Stock or other securities of the Company.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendments for One-for-Five Reverse Stock Split

On September 17, 2025, in connection with a one-for-five reverse stock split (the “Reverse Stock Split”) of the Common Stock of the Company, to be effective on September 22, 2025, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland that provide for:

i.a one-for-five Reverse Stock Split of the Common Stock, to be effective at 5:00 p.m. Eastern Time (the “Effective Time”) on September 22, 2025 (the “First Amendment”); and
ii.the par value of the Common Stock to be decreased from $0.05 per share (as a result of the one-for-five Reverse Stock Split) to $0.01 per share, to be effective at 5:01 p.m. Eastern Time on September 22, 2025 (the “Second Amendment”).

Pursuant to the First Amendment, no fractional shares will be issued in connection with the Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of the Common Stock as a result of the Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on The Nasdaq Capital Market on September 22, 2025 (as adjusted for the Reverse Stock Split), without any interest.

The foregoing descriptions of the amendments to the Company’s charter do not purport to be complete and are qualified in their entirety by reference to each amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Effect of Reverse Stock Split on Common Stock

At the market open on September 23, 2025 (the first business day after the Effective Time), the Common Stock will begin trading on a split-adjusted basis on The Nasdaq Capital Market under a new CUSIP number (963025796).

The Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Effective Time. It therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock, except to the extent that it results from a stockholder receiving cash in lieu of fractional shares. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split.

As of September 17, 2025, the Company had 4,734,970 shares of Common Stock outstanding and anticipates having approximately 946,994 shares of Common Stock outstanding post-Reverse Stock Split.

The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 963025796.

In connection with the Reverse Stock Split, adjustments will be made to the number of shares of Common Stock issuable upon conversion of the Company’s convertible securities.

Effect of Reverse Stock Split on 7.00% Subordinated Convertible Notes Due 2031

As a result of the Reverse Stock Split, pursuant to and in accordance with Section 14.05(c) of that certain indenture, dated as of August 13, 2021, between the Company and Wilmington Savings Fund Society, FSB as trustee, pertaining to the Company’s 7.00% subordinated convertible notes due 2031 (the “Notes”), the conversion rate of the Notes will be proportionately reduced from approximately 25.47 shares of Common Stock per each $25.00 principal amount of the Notes to approximately 5.09 shares of Common Stock per each $25.00 principal amount of the Notes.

Effect of Reverse Stock Split on Preferred Stock

As a result of the Reverse Stock Split, the conversion price of the Company’s Series B Convertible Preferred Stock will proportionally increase from $40,320,000 per share of Common Stock to $201,600,000 per share of Common Stock, and one (1) share of Series B Convertible Preferred Stock will be convertible into approximately 0.0000001 shares of Common Stock.

As a result of the Reverse Stock Split, the conversion price of the Company’s Series D Cumulative Convertible Preferred Stock will proportionally increase from $17,095,680 per share of Common Stock to $85,478,400 per share of Common Stock, and one (1) share of Series D Cumulative Convertible Preferred Stock will be convertible into approximately 0.0000003 shares of Common Stock.

    Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will”, “would”, and "anticipates", or the negative of such terms, or other comparable terminology, and include statements about the Reverse Stock Split and the impact, if any, of the Reverse Stock Split on the Company and the trading price of the Common Stock. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	First Amendment (Reverse Stock Split)
3.2	Second Amendment (Par Value Decrease)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: September 17, 2025